Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,780,292.52
Previously Paid Amount	0.00
Total Fee Amount	3,974.56
Total Offset Amount	0.00
Net Fee	$ 3,974.56